SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Global Realty Shares, Inc.

Cohen & Steers Real Estate Securities Fund, Inc.

Cohen & Steers Global Infrastructure Fund, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers International Realty Fund, Inc.

Cohen & Steers Dividend Value Fund, Inc.

Cohen & Steers Institutional Global Realty Shares, Inc.

Cohen & Steers Preferred Securities and Income Fund, Inc.

Cohen & Steers Real Assets Fund, Inc.

Cohen & Steers MLP & Energy Opportunity Fund, Inc.

Cohen & Steers Active Commodities Strategy Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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COHEN & STEERS REALTY SHARES, INC. (“CSR”)

COHEN & STEERS GLOBAL REALTY SHARES, INC. (“CSS”)

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC. (“CSI”)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC. (“CSU”)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC. (“CSIR”)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC. (“IRF”)

COHEN & STEERS DIVIDEND VALUE FUND, INC. (“DVF”)

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC. (“IGRS”)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC. (“CPX”)

COHEN & STEERS REAL ASSETS FUND, INC. (“RAP”)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC. (“MLO”)

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC. (“CDF”)

(each a “Fund”, and collectively, the “Funds”)

280 Park Avenue, New York, New York 10017

(212) 832-3232

Dear stockholder,

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of the Funds (each, a Maryland corporation) to be held at the offices of the Funds, 280 Park Avenue, 10th Floor, New York, New York 10017, on Thursday, December 17, 2015 at 10:00 a.m. New York City time. You are being asked to vote on the following proposals:

1.	To consider and vote upon the election of 12 Directors for each Fund, each Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Depending on the Funds in which you have an interest, you may be asked to provide voting instructions on the following proposal for one or more Funds:

2.	To consider and vote upon a proposal to eliminate or change certain CSR fundamental investment restrictions and convert certain investment restrictions from fundamental to non-fundamental.

3.	To consider and vote upon a proposal to revise CSU’s fundamental investment restriction with respect to concentrating investments in an industry.

4.	To consider and vote upon a proposal to approve a change of classification of certain of the Funds to “Non-Diversified” funds, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

5.	To transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on September 25, 2015, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting.

Those proposals are described in the accompanying proxy statement, which you should read carefully. The proposals are intended to increase the Funds’ flexibility to respond to changes in the regulatory and economic landscape and marketplace. For the reasons discussed in the enclosed materials, the Board of Directors of each Fund(s) unanimously recommends that you vote “FOR” all applicable proposals.

All stockholders are cordially invited to attend the Annual Meeting in person. You can access proxy materials and vote at www.proxyvote.com. Details regarding the matters to be acted upon at this Annual Meeting are described in the Proxy Statement. Formal notice of the Annual Meeting appears after this letter, followed by the Proxy Statement.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and authorize a proxy to cast your vote via the Internet or telephone by following the instructions in the Proxy Statement and at www.proxyvote.com, or you may authorize a proxy to cast your vote by signing, voting and returning your proxy ballot in the envelope provided. Your prompt authorization via the Internet, telephone or execution and return of the enclosed proxy card is requested.

If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy ballot or have authorized a proxy to vote your shares via the Internet or by telephone. Please review the instructions for each voting option described in the Proxy Statement. Your prompt cooperation will be greatly appreciated.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Adam Derechin

President, Cohen & Steers Funds

Important Information to Help You Understand and Provide Voting Instructions on the Proposals

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

Why am I receiving this proxy statement?

You are receiving these proxy materials — which include the proxy statement and your proxy card — because you have the right to vote on important proposals concerning Cohen & Steers Open-End Funds (the “Funds”). Each of these proposals is described below.

What proposals am I being asked to vote on?

All stockholders will be asked to provide voting instructions on the following proposal:

1.	To consider and vote upon the election of 12 Directors for each Fund, each Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Depending on the Funds in which you have an interest, you may be asked to provide voting instructions on the following proposal for one or more Funds:

2.	To consider and vote upon a proposal to eliminate or change certain CSR fundamental investment restrictions and convert certain investment restrictions from fundamental to non-fundamental.

3.	To consider and vote upon a proposal to revise CSU’s fundamental investment restriction relating to industry concentration.

4.	To consider and vote upon a proposal to approve a change of classification of certain of the Funds to “Non-Diversified” funds, as such term is defined in the 1940 Act.

5.	To transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

These proposals are collectively referred to herein as the “Proposals.”

How do the Funds’ Boards of Directors recommend that I vote?

Each Fund’s Board of Directors unanimously recommends that stockholders vote FOR each of the Proposals and in favor of each of the nominees for Director.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your proxy card(s) and following the recorded instructions.

On-line: Visit www.proxyvote.com and following the on-line instructions.

By mail: Complete and sign the enclosed proxy card(s) and mail it (them) in the enclosed postage-paid return envelope.

A number of the Proposals are intended to provide greater flexibility to the applicable Fund’s Board of Directors and management in operating such Fund. In some cases, the changes result in the removal of voting rights that stockholders currently have. The Board of Directors of each Fund and management of each Fund believe that each of the applicable Proposals is in the best interests of the Funds.

Proposal 1. Election of Board of Directors.

What are stockholders being asked to do?

You are being asked to elect a Board of Directors of each Fund. Eight of the nominees are current Directors of each of the Funds. Joseph M. Harvey and Dean Junkans are currently Directors of seven of the Funds. Mr. Maginnis and Ms. Magpiong are currently Directors of three of the Funds. The Board of Directors of each Fund separately has determined that it is in the best interests of each Fund to increase the number of Directors of each Fund to 12.

Why does my Fund’s Board of Directors recommend this Proposal?

Over recent years, the number of Funds being overseen and the amount of assets in the Funds has increased substantially. In light of these changes, and as part of each Fund’s Board of Directors’ succession planning efforts to ensure continuity in the oversight of the Funds and each Board of Directors’ continuing discharge of its duties to the Funds on a long-term basis, each Board has determined to increase the number of Directors to 12. Additionally, each Fund’s Board of Directors believes that the Funds would benefit from the diversity of background and experience of the nominees.

Will a majority of the Directors be independent of Cohen & Steers Capital Management, Inc., each Fund’s investment advisor (the “Advisor”)?

Yes, if all of the nominees are elected, 10 of the 12 Directors of the Fund(s) would be independent of the Advisor.

Proposal 2. Elimination of or Changes to Certain Fundamental Investment Restrictions and Conversion of Certain Investment Restrictions from Fundamental to Non-Fundamental.

Which Fund is being affected by these Proposals?

CSR is the only Fund being affected by these changes.

What are the changes being proposed for CSR?

Stockholders are being asked to approve the following changes:

A)	The elimination of a fundamental investment restriction with respect to investment in other investment companies

B)	The conversion a fundamental investment restriction with respect to restricted or illiquid securities to non-fundamental

C)	The modification of a fundamental investment restriction with respect to lending to allow CSR to engage in securities lending

The adoption of any of these Proposals is not contingent on the adoption of any other Proposal by stockholders of CSR.

Will these changes result in changes to CSR’s investment approach?

No. The Advisor has informed the Board of Directors of CSR that it does not currently anticipate any immediate changes in the way CSR is currently managed as a result of these proposed changes. Stockholder approval now of a change to a fundamental investment restriction will eliminate the need for CSR to solicit stockholder approval in the future to adapt to changing circumstances.

How will Proposal 2 benefit me as a stockholder?

Generally, the approval of Proposal 2 will provide the following benefits:

•	Increase CSR’s investment flexibility by removing what the Advisor believes to be outdated and/or unnecessarily restrictive policies in light of current regulatory requirements;
•	Enhance CSR’s competitiveness versus other mutual funds because, if approved, the proposals will permit CSR to engage in investment activities currently used by newer organized mutual funds; and
•	Reduce administrative and compliance burdens on CSR and the Advisor by simplifying these fundamental investment restrictions and bringing them more closely in line with those of other funds in the industry.

Proposal 3. Approval of Revised Fundamental Investment Restriction for CSU with Respect to Concentrating Investments in an Industry.

What is the purpose of the proposed change to CSU?

The proposed change is intended to more closely align the concentration policy of CSU with the changes to CSU’s name and investment objective, made in April of 2008, which expanded CSU’s investment objective to facilitate a change in CSU’s focus from utility securities to securities issued by global infrastructure companies and changed CSU’s name from Cohen & Steers Utility Fund, Inc. to Cohen & Steers Global Infrastructure Fund, Inc.

How will Proposal 3 benefit me as a stockholder?

The revised investment restriction will provide the following benefits:

1)	The approval will align CSU’s concentration policy with the changes made to CSU’s name and investment objective in April 2008 to facilitate a change in CSU’s focus from utility securities to securities issued by global infrastructure companies.

2)	While the Advisor does not anticipate any immediate change in the way CSU is managed, the approval will provide the Advisor with increased flexibility to invest CSU’s assets in securities of infrastructure companies more broadly, including securities of infrastructure companies outside of the utility industry.

Proposal 4. Approval of Change in Certain Funds’ Diversification Classification.

Why is Proposal 4 being put forth at the Annual Meeting?

IRF, CSS and IGRS (the “Reclassification Funds”) are currently classified as “diversified” funds under Section 5 of the 1940 Act. This classification means that, with respect to at least 75% of each such Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

If Proposal 4 is approved, each Reclassification Fund would be reclassified and managed as a non-diversified fund. As a non-diversified fund, each of the Reclassification Funds would be able to invest beyond the limits imposed by the 1940 Act on diversified funds.

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other funds that are diversified. As a result, a decline in the value of an investment in a single issuer or limited number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a diversified portfolio.

Because the Proposal constitutes a change to a fundamental investment policy of each Reclassification Fund, stockholder approval is required for the change.

Will the adoption of Proposal 4 substantially affect the way the Reclassification Funds are managed?

The Advisor does not currently anticipate that approval of this Proposal will substantially affect the investment strategy of the Reclassification Funds. The Reclassification Funds will continue to seek total return through investing.

If the Proposal is approved, each Reclassification Fund will have the ability to increase the amount it invests in securities issued by the same issuer. As a result, such Fund will have the ability to invest more than 5% of its assets in certain issuers, or to reduce its number of holdings. Investing in a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of such Reclassification Fund’s portfolio.

How will Proposal 4 benefit me as a stockholder?

Approval of Proposal 4 will provide the following benefits:

1)	The approval will provide the Advisor greater flexibility in managing each such Fund’s investments in the pursuit of its investment objective of total return.

2)	The approval will provide flexibility to allow each Fund to increase its concentration in investments that the Advisor believes to be the most attractive. Should each Fund remain a diversified fund, it will limit the ability of the Advisor to capitalize on what it thinks are favorable investments.

3)	When the Reclassification Funds were launched, they were classified and managed as non-diversified and were able to invest with the increased flexibility of a non-diversified fund.

4)	Currently, the Advisor is at a competitive disadvantage in executing Reclassification Funds investment strategies to increase the Fund’s concentration in investments that the Advisor believes to be the most attractive.

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third-party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes. In order to hold a stockholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this stockholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by the Funds.

Who is eligible to vote?

Stockholders of record of the Funds as of the close of business on September 25, 2015 (the “Record Date”) are entitled to be present and to vote at the Annual Meeting or any adjournment thereof. Stockholders of record of the Funds at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposal presented at the Annual Meeting.

What vote is required to approve the Proposals?

Proposal 1 requires a vote by stockholders of each Fund on the election of each Nominee. With respect to each Fund, the election of each Nominee must be approved by the affirmative vote of a plurality of the votes cast for such Fund at the Annual Meeting at which a quorum is present.

Proposals 2 through 4 require a vote by stockholders of each Fund or class affected by the Proposal, voting separately by each Fund or class, as applicable. Each of Proposals 2 through 4 must be approved by a “vote of a majority of the outstanding voting securities” of the applicable Fund or share class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities entitled to vote on the Proposal present at the Annual Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities entitled to vote on the Proposal are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated as shares that are present for purposes of determining a quorum but which have not been voted. For Proposal 1, abstentions and broker non-votes, if any, will have no effect on obtaining the requisite approval for the election of Directors. For Proposals 2 through 4, abstentions and broker non-votes will have the effect of votes against the proposal.

COHEN & STEERS REALTY SHARES, INC. (“CSR”)

COHEN & STEERS GLOBAL REALTY SHARES, INC. (“CSS”)

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC. (“CSI”)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC. (“CSU”)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC. (“CSIR”)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC. (“IRF”)

COHEN & STEERS DIVIDEND VALUE FUND, INC. (“DVF”)

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC. (“IGRS”)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC. (“CPX”)

COHEN & STEERS REAL ASSETS FUND, INC. (“RAP”)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC. (“MLO”)

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC. (“CDF”)

(each a “Fund”, and collectively, the “Funds”)

280 Park Avenue, New York, New York 10017

(212) 832-3232

NOTICE OF ANNUAL JOINT MEETING OF STOCKHOLDERS

To Be Held On December 17, 2015

To the Stockholders of the above-listed Funds:

NOTICE IS HEREBY GIVEN that the Joint Annual Meeting of Stockholders (the “Annual Meeting”) of the Funds (each, a Maryland corporation) will be held at the offices of the Funds, 280 Park Avenue, 10th Floor, New York, New York 10017, on Thursday, December 17, 2015 at 10:00 a.m. New York City time, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement dated October [14], 2015:

All stockholders will be asked to provide voting instructions on the following proposal:

1.	To consider and vote upon the election of 12 Directors for each Fund, each Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies;

Depending on the Funds in which you have an interest, you may be asked to provide voting instructions on the following proposals for one or more Funds:

2.	To consider and vote upon a proposal to eliminate or change certain CSR fundamental investment restrictions and convert certain investment restrictions from fundamental to non-fundamental;

3.	To consider and vote upon a proposal to revise CSU’s fundamental investment restriction with respect to concentrating investments in an industry;

4.	To consider and vote upon a proposal to approve a change of classification of certain of the Funds to “Non-Diversified” funds, as such term is defined in the Investment Company Act of 1940, as amended; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Directors have fixed the close of business on Friday, September 25, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Boards of Directors,

Francis C. Poli

Secretary

New York, New York

October [14], 2015

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed Proxy Card. While at that site you will be able to enroll in our electronic delivery program which will insure that you receive future mailings relating to annual meetings as quickly as possible and will help the Fund(s) save costs. Or you may indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund(s) any additional expense of further solicitation, please authorize your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to

Be Held on December 17, 2015.

This notice, proxy statement and proxy card for each Fund is available at www.proxyvote.com

PROXY STATEMENT

TABLE OF CONTENTS

Page

INTRODUCTION	14

PROPOSAL ONE: ELECTION OF DIRECTORS	18

PROPOSAL TWO: ELIMINATION OF OR CHANGES TO CERTAIN CSR FUNDAMENTAL INVESTMENT RESTRICTIONS AND CONVERSION OF CERTAIN INVESTMENT RESTRICTIONS FROM FUNDAMENTAL TO NON-FUNDAMENTAL	33

PROPOSAL THREE: APPROVAL OF REVISED FUNDAMENTAL INVESTMENT RESTRICTION FOR CSU WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY	37

PROPOSAL FOUR: APPROVAL OF CHANGE IN CERTAIN FUNDS’ DIVERSIFICATION CLASSIFICATION	39

CERTAIN INFORMATION REGARDING THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS	40

OFFICERS OF THE FUNDS	41

ANNUAL MEETINGS OF STOCKHOLDERS	42

STOCKHOLDER COMMUNICATIONS	43

OTHER MATTERS	43

APPENDIX A: BENEFICIAL OWNERSHIP OF MORE THAN 5% OF ANY CLASS OF A FUND	44

APPENDIX B: SHARES ISSUED AND OUTSTANDING (BY FUND)	53

COMBINED PROXY STATEMENT

COHEN & STEERS REALTY SHARES, INC. (“CSR”)

COHEN & STEERS GLOBAL REALTY SHARES, INC. (“CSS”)

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC. (“CSI”)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC. (“CSU”)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC. (“CSIR”)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC. (“IRF”)

COHEN & STEERS DIVIDEND VALUE FUND, INC. (“DVF”)

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC. (“IGRS”)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC. (“CPX”)

COHEN & STEERS REAL ASSETS FUND, INC. (“RAP”)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC. (“MLO”)

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC. (“CDF”)

280 Park Avenue

New York, New York 10017

(212) 832-3232

JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 17, 2015

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (the “Boards”) of the above listed entities, each a Maryland corporation (each a “Fund”, and collectively, the “Funds”), to be voted at the Joint Annual Meeting of Stockholders of the Funds, to be held at the offices of the Funds, 280 Park Avenue, 10th Floor, New York, New York 10017, on Thursday, December 17, 2015 at 10:00 a.m. New York City time, and at any adjournments or postponements thereof (collectively, the “Annual Meeting”). In order to attend the meeting in person, stockholders must bring valid photo identification. The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy Card, as well as any necessary supplementary solicitation) will be borne by each Fund pursuant to the terms of its investment management agreement. In addition to soliciting proxies by mail, each Fund’s officers or representatives of the Funds’ investment manager may solicit proxies by telephone. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about October [14], 2015.

The Boards of Directors of each of the Funds are soliciting your vote for an Annual Meeting of Stockholders of the Funds. The Annual Meeting is being held for the following purposes (each a “Proposal” and together the “Proposals”). The Notice of Annual Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about October [14], 2015.

Proposal	Affected Funds

1) To consider and vote upon the election of 12 Directors for each Fund, each Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies	All Funds

2)    To consider and vote upon a proposal to approve the elimination of or changes to certain fundamental investment restrictions and to convert certain investment restrictions from fundamental to non-fundamental:

a) To consider and vote upon a proposal to approve the elimination of CSR’s fundamental investment restriction with respect to investment in other investment companies	CSR

b) To consider and vote upon a proposal to convert CSR’s fundamental investment restriction with respect to restricted or illiquid securities to non-fundamental	CSR

c) To consider and vote upon a proposal to modify CSR’s fundamental investment restriction with respect to lending to allow the Fund to engage in securities lending	CSR

3) To consider and vote upon a proposal to revise CSU’s fundamental investment restriction relating to industry concentration	CSU

4)     To consider and vote upon a proposal to approve a change of classification of certain of the Funds to “Non-Diversified” funds, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)

IRF, CSS and IGRS

Stockholders Eligible to Vote.

Stockholders holding an investment in shares of any of the Funds as of the close of business on Friday, September 25, 2015 (“Record Date”) are eligible to vote. Each share of each class of stock of the Funds is entitled to one vote and fractional shares are counted as a fractional vote. Appendix B sets forth the number of shares of each class of stock of each Fund issued and outstanding as of the Record Date. Appendix A sets forth the beneficial owners who own more than 5% of the outstanding shares of any class of stock of each Fund. The presence of one-third of the shares entitled to vote shall constitute a quorum for Proposal 1. With respect to Proposals 2, 3 and 4, the presence of a majority of a Fund’s shares outstanding shall constitute a quorum.

Vote Instructions.

Stockholders may authorize a proxy to vote their shares via the Internet, through telephone touch-tone, by signing and returning a proxy ballot, or may vote in person by attending the Annual Meeting. To authorize a proxy to vote your shares by telephone or Internet, follow the voting instructions as outlined in the Proxy Statement. These options require stockholders to input a control number, which is located on your proxy ballot. After entering this number, stockholders will be prompted to provide their voting instructions on the Proposals. Stockholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Stockholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

Stockholders who authorize proxies may revoke them at any time before they are voted by filing with the Funds a written notice of revocation at or prior to the start of the Annual Meeting, by duly authorizing a proxy bearing a later date or by attending the Annual Meeting and voting in person.

If a stockholder wishes to participate in the Annual Meeting, but does not wish to authorize a proxy by telephone or Internet, the stockholder may submit the proxy ballot by mail or attend the Annual Meeting in person. Joint owners must each sign the proxy ballot.

Should stockholders require additional information regarding the Annual Meeting, they may contact Broadridge Financial Solution, Inc. (the “Proxy Solicitor”) toll-free at 1-855-601-2250.

Vote Requirement.

Proposal 1, the election of Directors, requires a vote by stockholders of each Fund on the election of each Nominee. With respect to each Fund, the election of each Nominee must be approved by the affirmative vote of a plurality of the votes cast for such Fund at the Annual Meeting at which a quorum is present.

Proposal 2, the elimination of or changes to certain fundamental investment restrictions and conversion of certain investment restrictions from fundamental to non-fundamental, requires a vote by stockholders of CSR, on each of Proposals 2.A through 2.C. Approval of each of Proposals 2.A. through 2.C. requires the affirmative vote of a “majority of the outstanding voting securities” of CSR, as defined in the 1940 Act. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities entitled to vote on the Proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities entitled to vote on the Proposal are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the Proposal. The adoption of any of these Proposals is not contingent on the adoption of any other Proposal by stockholders of CSR.

Proposal 3, approving a revision to CSU’s fundamental investment restriction with respect to concentrating investments in an industry, requires the affirmative vote of a “majority of the outstanding voting securities” of CSU, as defined in the 1940 Act and described above.

Proposal 4, the change of classification of certain Funds to “Non-Diversified” funds, requires a vote by stockholders of each Fund affected by this Proposal, voting separately by each Fund. Approval of Proposal 4 with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, as defined in the 1940 Act and described above. If Proposal 4 is not approved by the stockholders of a Fund, such Fund shall continue to be classified as a “Diversified” fund, as defined in the 1940 Act.

For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated as shares that are present for purposes of determining a quorum but which have not been voted. For Proposal 1, abstentions and broker non-votes, if any, will have no effect on obtaining the requisite approval for the election of Directors. For Proposals 2 through 4, abstentions and broker non-votes will have the effect of votes against the Proposal.

Board Recommendation.

The Board unanimously recommends that stockholders vote “FOR” each of the Proposals and in favor of each of the nominees for Director.

Location and Time of Annual Meeting.

The Annual Meeting is scheduled for 10:00 a.m., New York time, on December 17, 2015 at the offices of the Funds, 280 Park Avenue, 10th Floor, New York, New York 10017, and, if the Annual Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Annual Meeting will also be held at the above location.

Information About Proxies.

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of Cohen & Steers Capital Management, Inc., each Fund’s investment advisor (the “Advisor”) or its affiliates. In addition, the Proxy Solicitor has been engaged to provide stockholder meeting services, including the distribution of this Proxy Statement and related materials to stockholders as well as vote solicitation and tabulation, at an estimated cost of approximately $1.7 million.

Costs of Proxy. The costs of the Annual Meeting, including the costs of preparing this Proxy Statement, soliciting proxies and printing and mailing this Proxy Statement to stockholders, will be paid by the Funds. The Advisor estimates that these costs, which would be considered extraordinary expenses and be paid by the Funds, will be approximately $2.0 million.

Important notice regarding availability of proxy materials for the Annual Meeting to be held on December 17, 2015.

The Proxy Statement is available on the Internet at www.proxyvote.com. Additional information about each Fund is available in its Prospectuses, Statement of Additional Information, and Annual Report and unaudited Semi-Annual Reports to stockholders. Copies of the Funds’ Annual and unaudited Semi-Annual Reports have previously been mailed to stockholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectuses, Statement of Additional Information, Annual and unaudited Semi-Annual Reports of each Fund upon request, without charge, by writing to Francis C. Poli, Secretary of the Funds, at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and each document so requested will be sent promptly by first-class mail.

PROPOSAL ONE: ELECTION OF DIRECTORS

We are asking stockholders of each Fund to elect 12 individuals (the “Nominees”) as Directors of each of the Funds. Eight of the Nominees are current Directors of each of the Funds. Joseph M. Harvey and Dean Junkans are currently Directors of seven of the Funds. Mr. Maginnis and Ms. Magpiong are currently Directors of three of the Funds.

Over recent years, the number of Funds being overseen and the amount of assets in the Funds has increased substantially. In light of these changes, and as part of each Board’s succession planning efforts to ensure continuity in the oversight of the Funds and each Board’s continuing discharge of its duties to the Funds on a long-term basis, each Board has determined to increase the number of Directors to 12. Currently, four Boards consist of ten Directors, five Boards consist of eight Directors and three Boards consist of 12 Directors. Each Board has proposed the following 12 nominees for election by stockholders (each a “Nominee”), each to hold office for an indefinite term until his or her death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Director in accordance with each Fund’s organizational documents and policies adopted by its Board from time to time: Robert H. Steers, Joseph Harvey, Michael Clark, Bonnie Cohen, George Grossman, Dean Junkans, Richard E. Kroon, Gerald J. Maginnis, Jane Magpiong, Richard J. Norman, Frank K. Ross and C. Edward Ward, Jr.

Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Director of each Fund. Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below. Ten of the Nominees are expected to be Independent Directors (meaning that they would not be considered “interested persons” as defined in the 1940 Act) and two of the Nominees would continue to be Interested Directors (meaning that they are considered “interested persons” as defined in the 1940 Act) of the Funds by virtue of their affiliation with the Advisor, and its parent company, Cohen & Steers Inc. (“CNS”). Messrs. Grossman, Norman, and Ross and Ms. Cohen are incumbent Independent Directors who were previously elected by stockholders of each Fund. Mr. Steers is an incumbent Interested Director who was previously elected by stockholders of each Fund. Messrs. Ward and Kroon are incumbent Independent Directors who were previously elected by stockholders of DVF, IRF, IGRS, CPX, RAP, CDF and MLO and appointed by the Boards for CSR, CSIR, CSI, CSS and CSU. Mr. Clark is an incumbent Independent Director who was previously elected by stockholders of RAP, CDF and MLO and appointed by the Boards of CSR, CSIR, CSI, CSS, CSU, DVF, IRF, IGRS and CPX. Mr. Harvey is an incumbent Interested Director who was previously appointed by the Boards of DVF, IRF, IGRS, CPX, RAP, MLO and CDF and is standing for election by stockholders for the first time. Mr. Junkans is an incumbent Independent Director who, on January 26, 2015, was elected by the Boards of DVF, IRF, IGRS, CPX, RAP, MLO and CDF and is standing for election by stockholders for the first time. Mr. Maginnis and Ms. Magpiong are incumbent Independent Directors who, on October 1, 2015, were elected by the Boards of RAP, MLO and CDF and are standing for election by stockholders for the first time. On September 9, 2015, the members of each Fund’s Nominating Committee (described below) presented their recommended nominees to the Independent Directors, and the Independent Directors discussed and evaluated the Nominees, and on October 1, 2015, the Board voted to submit the Nominees to a vote of stockholders of the Funds.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the stockholders of the company at such an annual or special meeting.

Of the 12 incumbent Directors, five (Messrs. Steers, Grossman, Norman, and Ross and Ms. Cohen) were elected by stockholders of all the Funds. Messrs. Clark, Junkans, Kroon, Ward, Harvey and Maginnis and Ms. Magpiong were each appointed to the Board of certain Funds without a vote of stockholders, as permitted by Section 16(a) of the 1940 Act. While a stockholder meeting is not required to be held under Section 16, it is necessary to hold a stockholder meeting for the purpose of electing Messrs. Harvey and Junkans to the Boards of CSR, CSI, CSS, CSU and CSIR and Mr. Maginnis and Ms. Magpiong to the Boards of CSR, CSI, CSS, CSU, CSIR, DVF, IRF, IGRS and CPX. Each Board has considered it appropriate that all of the current Directors stand for election by the stockholders as part of each Board’s succession planning efforts to ensure continuity in the oversight of the Funds and each Board’s continuing discharge of its duties to the Funds on a long-term basis.

The Nominees have consented to serve as Directors. The Board of each Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of such Fund may recommend.

Information About the Board and the Nominees

The Nominees, together with information as to their positions with the Funds, principal occupations and other board memberships and affiliations for at least the past five years, are shown below.

Name, Address* and Age	Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served**	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Independent Directors†
Michael Clark, Age: 50	Director	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	Since 2011	21

Bonnie Cohen, Age: 72	Director	Consultant. Board Member, DC Public Library Foundations since 2012, President since 2014; Board Member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	Since 2001	21

George Grossman Age: 61	Director	Attorney-at-Law.	Since 1993	21

Dean Junkans, Age: 56	Director	C.F.A; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Member and former Chair, Claritas Advisory Committee at the CFA Institute since 2013; Board Member and Investment Committee member, Bethel University Foundation since 2010; Corporate Executive Board Member, National Chief Investment Officers Circle since 2010; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	Since 2015	16

Richard E. Kroon, Age: 73	Director	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation, from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	Since 2004	21

Gerald J. Maginnis, Age: 60	Director	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	Since 2015	12

Jane Magpiong, Age: 55	Director	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	Since 2015	12

Richard J. Norman, Age: 72	Director	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	Since 2001	21

Frank K. Ross, Age: 72	Director	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014. Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	Since 2004	21

C. Edward Ward, Jr., Age: 69	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	Since 2004	21
Interested Directors††

Joseph M. Harvey, Age: 51	Director, Vice President	President and Chief Investment Officer of the Advisor since 2003 and President of CNS since 2004.	Since 2014	16

Robert H. Steers, Age: 61	Director, Chairman	Chief Executive Officer of the Advisor and its parent, CNS, since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	Since 1991	21

*	The address of each Director is 280 Park Avenue, New York, NY 10017.

**	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.

†	“Independent Directors” are not “interested persons” of the Funds, as defined in the 1940 Act.

††	“Interested person,” as defined in the 1940 Act, of each Fund (“Interested Director”) because of the affiliation with the Advisor and its parent company, Cohen & Steers Inc. (“CNS”).

Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Boards believe has prepared them to be effective Directors.

•	Michael Clark – In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Clark served as President of the DWS family of funds and Managing Director of Deutsche Asset Management for over 5 years. Prior to that, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche LLP. Mr. Clark also serves as the Chairman of the Boards’ Nominating Committee (since 2015). He has over 24 years of investment management and financial services industry experience.

•	Bonnie Cohen - In addition to her tenure as a Director of various Cohen & Steers funds, Ms. Cohen served as the Funds’ lead Independent Director for one year. She has also served in high ranking positions within the federal government within the past 15 years. In addition, Ms. Cohen has served on the boards of several not-for-profit companies and charitable foundations and founded her own consulting firm. She also served on the board of a firm that analyzes the trends of commercial real estate.

•	George Grossman - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Boards’ Contracts Review Committee (since 2004), coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third party service providers.

•	Dean Junkans – Prior to becoming a Director of various Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He is currently a member, and former Chair, of the Claritas Advisory Committee at the CFA Institute, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

•	Richard E. Kroon – In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Kroon has served as the Cohen & Steers Fund Complex’s lead Independent Director since 2006, acting as a liaison between the Boards and the Independent Directors. Mr. Kroon has over 30 years of investment and management experience. In addition, he has served on the boards of several public and private companies and charitable foundations.

•	Gerald Maginnis – Prior to becoming a Director of various Cohen & Steers funds, Mr. Maginnis was Partner in Charge of KPMG’s Audit Practice in Pennsylvania from 2002 to 2008, and served as KPMG’s Philadelphia Office Managing Partner from 2006 to 2015. He served as President of the Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015, and is a member of the Council of the American Institute of Certified Public Accounts (AICPA). He is a member of the Board of Directors of PICPA and a member of the Board of Trustees of the AICPA Foundation, and has previously served on the boards of several non-profit organizations. Mr. Maginnis holds a BS from St. Joseph’s University, and is a Certified Public Accountant.

•	Jane Magpiong – Prior to becoming a Director of various Cohen & Steers funds, Ms. Magpiong was President of Bank of America Private Bank from 2005 to 2008, National Head of Wealth Management at TIAA-CREF from 2008 to 2011, and Senior Managing Director of Leadership Development at TIAA-CREF from 2011 to 2013. Ms. Magpiong has over 25 years of investment management experience, and has previously served on the boards of several charitable foundations. Ms. Magpiong holds a BA from the University of California at Santa Barbara and a Masters in Management from the University of Redlands.

•	Richard J. Norman – In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Norman has served as the Chairman of the Boards’ Governance Committees since 2004, acting as a liaison between the Boards and the Investment Company Institute. Mr. Norman has over 34 years of investment experience. He served as the Investment Chair of Maryland Public Television for over 10 years, administering various investment opportunities. He serves on various boards of several charitable foundations, including the Salvation Army, where he coordinates and oversees numerous fundraising efforts.

•	Frank K. Ross – In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ross has served as the Chairman of the Boards’ Audit Committees since 2004, acting as a liaison between the Boards and the Funds’ independent registered public accountants. Mr. Ross has over 35 years of public accounting and auditing experience. In addition, he is a visiting professor, teaching accounting, auditing and ethics courses at a private university, and previously served as the audit committee chairman and a member of the Human Resources and Compensation Committees of a public utility company. He was on the Board of NCRIC, Inc. from 2004 to 2006, when the company was sold. While on NCRIC’s Board, he served on the audit and governance committees.

•	C. Edward Ward Jr. – In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ward has over 31 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the New York Stock Exchange. He also earned a master of business administration degree from Harvard University and currently serves as a trustee of a private university.

•	Joseph M. Harvey – In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Harvey currently serves as President and Chief Investment Officer of the Advisor. Mr. Harvey joined the Advisor in 1992 as a REIT analyst. He became a portfolio manager in 1998 and was named President in 2003. Prior to joining the Advisor, Mr. Harvey was a vice president with Robert A. Stanger & Co., where he was an analyst specializing in real estate and oil & gas for the firm’s research and consulting activities. Mr. Harvey holds a BSE from Princeton University.

•	Robert H. Steers – In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Robert Steers is Chief Executive Officer of CNS. He has 37 years of experience. Prior to co-founding CNS in 1986 with Martin Cohen, Mr. Steers was a senior vice president and Chief Investment Officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation’s first real estate securities mutual fund. From 1977 to 1982, Mr. Steers was a vice president at Citibank, serving as an analyst and portfolio manager of Citibank’s Emerging Growth Stock Fund. Mr. Steers holds a BS from Georgetown University and an MBA from George Washington University. Mr. Steers is a member of the Advisory Committee of the Staff Retirement Plan of the International Monetary Fund and serves as Investment Committee Chairman, Georgetown University. He is based in New York.

The Board of Directors of each Fund believes that the significance of each Nominees’ experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Nominee, or particular factor, being indicative of board effectiveness. However, the Boards believe that Nominees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that each Nominee satisfies this standard. Experience relevant to having this ability may be achieved through a Nominees’ educational background; business, professional training or practice (e.g. accountancy or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for each Board’s Nominating Committee contains certain other specific requirements and factors considered by each Nominating Committee in identifying and selecting Director candidates (please see below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings for each of the Funds and interacts with the Advisor, and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a Fund’s Directors be Independent Directors and, as such, not affiliated with the Advisor. To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or certain transactions with affiliates, the 1940 Act or the rules and regulations promulgated thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Funds’ Directors are Independent Directors. The Chairman of each of the Boards is an interested person of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. The Boards have determined that their leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.

The total number of meetings of each Fund’s Board of Directors for each Fund’s last fiscal year is listed in the following table.

Fund	Fiscal Year End	Number of Board Meetings
CSR	12/31/14	4
CSS	12/31/14	5
CSI	12/31/14	5
CSU	12/31/14	5
CSIR	12/31/14	4
IRF	12/31/14	4
DVF	2/28/15	5
IGRS	12/31/14	4
CPX	12/31/14	5
RAP	12/31/14	5
MLO	11/30/14	5
CDF	4/30/15	5

Each Director attended at least 75% of the aggregate number of meetings of the Boards and the Committees of which he or she was a member. Mr. Junkans has been a Director since January 26, 2015. Mr. Maginnis and Ms. Magpiong have been Directors since October 1, 2015. Each Fund maintains five standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. The Directors serving on each Committee are Independent Directors, and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws. The members of the Audit Committee of each Fund are Ms. Cohen and Messrs. Clark, Ross, Kroon and Grossman. The members of the Nominating Committee and the Contract Review Committees of each Fund are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, and Ward. The members of the Governance Committee of each Fund are Messrs. Clark, Junkans, Norman and Ward. The members of the Dividend Committee of each Fund are Ms. Cohen, and Messrs. Kroon and Ward.

The Audit Committee of each Fund operates pursuant to a written charter adopted by its Board. A current copy of the Audit Committee charter is available on the Advisor’s website at https://www.cohenandsteers.com/assets/content/uploads/Audit-Committee-Charter_Fds.pdf. The general purposes of each Audit Committee are to oversee the Fund’s accounting and financial reporting and processes and audits of the Fund’s financial statements; the integrity of the Fund’s financial statements; the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting processes and financial statement audits; and the qualifications, independence and performance of the independent registered public accounting firm(s) engaged by the Fund and the performance of the Fund’s independent audit function, if any.

The total number of meetings of each Fund’s Audit Committee for each Fund’s last fiscal year is listed in the following table.

Fund	Fiscal Year End	Number of Audit Committee Meetings
CSR	12/31/14	2
CSS	12/31/14	2
CSI	12/31/14	2
CSU	12/31/14	2
CSIR	12/31/14	2
IRF	12/31/14	2
DVF	2/28/15	2
IGRS	12/31/14	2
CPX	12/31/14	2
RAP	12/31/14	2
MLO	11/30/14	3
CDF	4/30/15	2

The Nominating Committee of each Fund operates pursuant to a written charter adopted by its Board. A current copy of the Nominating Committee charter is available on the Advisor’s website at https://www.cohenandsteers.com/assets/content/uploads/Nominating_Committee_Charter_Fds.pdf. The main functions of each Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. Each Nominating Committee requires that Director candidates have a college degree or equivalent business experience. Each Nominating Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, (iii) educational background, (iv) business, professional training or practice (e.g., accountancy or law), public service or academic positions, (v) an assessment of the candidate’s character and integrity, (vi) experience from service as a board member (including the Board of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Nominating Committee members. In addition, although each Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying Director candidates, each Nominating Committee may consider whether a potential candidate’s qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. Each Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. The Nominating Committee will consider and evaluate Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the Nominating Committee charter and complies with the procedures set forth in Appendix A thereto. Mr. Junkans, Mr. Maginnis and Ms. Magpiong were recommended by one or more of the other Independent Directors.

The total number of meetings of each Fund’s Nominating Committee for each Fund’s last fiscal year is listed in the following table.

Fund	Fiscal Year End	Number of Nominating Committee Meetings
CSR	12/31/14	1
CSS	12/31/14	1
CSI	12/31/14	1
CSU	12/31/14	1
CSIR	12/31/14	1
IRF	12/31/14	1
DVF	2/28/15	1
IGRS	12/31/14	1
CPX	12/31/14	1
RAP	12/31/14	1
MLO	11/30/14	1
CDF	4/30/15	2

The Contract Review Committee of each Fund operates pursuant to a written charter adopted by its Board. The main functions of each Contract Review Committee are to make recommendations to the Board after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

The total number of meetings of each Fund’s Contract Review Committee for each Fund’s last fiscal year is listed in the following table.

Fund	Fiscal Year End	Number of Board Meetings
CSR	12/31/14	1
CSS	12/31/14	1
CSI	12/31/14	1
CSU	12/31/14	1
CSIR	12/31/14	1
IRF	12/31/14	1
DVF	2/28/15	1
IGRS	12/31/14	1
CPX	12/31/14	1
RAP	12/31/14	1
MLO	11/30/14	1
CDF	4/30/15	0

The Governance Committee of each Fund operates pursuant to a written charter adopted by its Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. Each Governance Committee oversees, among other things, the structure and composition of Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee and the process for securing insurance coverage for the Board.

The total number of meetings of each Fund’s Governance Committee for each Fund’s last fiscal year is listed in the following table.

Fund	Fiscal Year End	Number of Board Meetings
CSR	12/31/14	4
CSS	12/31/14	4
CSI	12/31/14	4
CSU	12/31/14	4
CSIR	12/31/14	4
IRF	12/31/14	4
DVF	2/28/15	4
IGRS	12/31/14	4
CPX	12/31/14	4
RAP	12/31/14	4
MLO	11/30/14	3
CDF	4/30/15	4

The Dividend Committee of each Fund assists the Board in the oversight of each Fund’s process for determining distributions and to exercise the power to declare distributions delegated to it by the Board.

The total number of meetings of each Fund’s Dividend Committee for each Fund’s last fiscal year is listed in the following table.

Fund	Fiscal Year End	Number of Board Meetings
CSR	12/31/14	2
CSS	12/31/14	1
CSI	12/31/14	2
CSU	12/31/14	1
CSIR	12/31/14	2
IRF	12/31/14	1
DVF	2/28/15	2
IGRS	12/31/14	1
CPX	12/31/14	2
RAP	12/31/14	1
MLO	11/30/14	1
CDF	4/30/15	1

Board’s Oversight Role in Management. The Boards’ role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the service providers, including the Funds’ and the Advisor’s Chief Compliance Officer and portfolio management personnel. Each Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Funds’ independent registered public accounting firm and the Funds’ Treasurer and Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board also receives reports from counsel to the Funds’ and the Advisor and the Boards’ own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

As of August 31, 2015, the Directors and officers of each Fund as a group owned the following number of shares of each Fund.

Fund	Aggregate Shares Held
CSR	1,730
CSS	2,757
CSI	8,449
CSU	62,507
CSIR	25,754
IRF	64,455
DVF	2,159,412
IGRS	840
CPX	51,993
RAP	2,855,947
MLO	479
CDF	87,682

As of August 31, 2015, the Directors and officers of each Fund owned less than 1% of the outstanding shares of each class of shares of each Fund except for the following:

Directors	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Real Assets Fund—Class A
Joseph Harvey	48,996.83	1.99%
Real Assets Fund—Class I
Robert H. Steers	2,769,316.85	17.27%
Real Assets Fund—Class Z
Jon Cheigh	15,315.17	3.35%
Active Commodities Strategy Fund—Class A
Joseph Harvey	62,748.99	78.75%
Active Commodities Strategy Fund—Class I
Adam Derechin	24,373.26	2.35%
Dividend Value Fund—Class I
Robert H. Steers	2,084,064.39	17.40%

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and Nominee and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director and Nominee as of August 31, 2015.

A–     None

B–     $1 – $10,000

C–     $10,001 – $50,000

D–     $50,001 – $100,000

E–     Over $100,000

	CSR	CSS	CSI	CSU	CSIR	IRF	DVF	IGRS	CPX	RAP	MLO	CDF	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex
Interested Directors

Robert H. Steers	A	A	A	E	E	B	E	A	A	E	A	A	E

Joseph M. Harvey	A	A	A	E	D	E	E	A	A	E	A	E	E

Independent Directors

Michael Clark	A	A	A	C	A	A	C	A	C	A	A	A	E

Bonnie Cohen	C	D	D	C	A	C	A	A	D	A	A	A	E

George Grossman	D	C	D	A	A	C	A	A	A	A	A	A	E

Dean Junkans	A	A	A	A	A	A	A	A	D	A	A	A	E

Richard E. Kroon	A	A	A	A	A	A	A	A	A	A	A	A	E

Richard J. Norman	A	A	A	A	A	A	A	A	A	A	A	A	E

Frank K. Ross	C	C	A	A	D	B	A	A	A	A	A	A	E

C. Edward Ward, Jr.	B	B	B	B	A	B	B	A	B	B	B	B	E

Gerald J. Maginnis	A	A	A	A	A	A	A	A	A	A	A	A	A

Jane Magpiong	A	A	A	A	A	A	A	A	A	A	A	A	A

Compensation of Directors and Officers. The Independent Directors are paid by the Cohen & Steers Fund Complex an annual base retainer of $120,000, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually). Prior to January 1, 2015, the Independent Directors’ base retainer was $107,500. Such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Directors also are reimbursed their out-of-pocket expenses in connection with attendance at Board meetings. The Audit Committee Chairman is paid an additional $25,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, the Dividend Committee Chairman is paid an additional $10,000 per year in the aggregate for her service as Chairman of the Dividend Committees of the Cohen & Steers closed-end funds only, the Contract Review Committee and Governance Committee Chairmen are each paid an additional $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex and the Nominating Committee Chairman is paid an additional $15,000 per year, on an as needed basis, for his work in connection with the Cohen & Steers Fund Complex. The lead Independent Director is paid an additional $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Boards or Board committees, as approved by the Board of each Fund.

The following table sets forth the fees and out-of-pocket expenses paid by each Fund to Directors for the calendar year ended December 31, 2014.

Fund	Total fees and expenses paid for the year ended December 31, 2014
CSR	$298,585
CSS	$21,749
CSI	$78,768
CSU	$10,171
CSIR	$146,329
IRF	$46,312
DVF	$13,664
IGRS	$26,937
CPX	$140,278
RAP	$8,208
MLO	$1,406
CDF(1)	$369

(1) CDF commenced operations on May 1, 2014 and amount shown is for the period from May 1, 2014 through December 31, 2014.

The following table sets forth information regarding compensation of Directors by each Fund and the Cohen & Steers Fund Complex for the calendar year ended December 31, 2014. Officers of the Funds, other than the Chief Compliance Officer, and Interested Directors do not receive any compensation from the Funds or any fund in the Cohen & Steers Fund Complex. The table also sets forth the compensation of the Chief Compliance Officer by each Fund for the calendar year ended December 31, 2014. In the column headed “Total Paid to Directors by Cohen & Steers Fund Complex,” the compensation paid to each Director represents the 21 funds that each Director (who was a Director in 2014) served (except for Joseph M. Harvey who served for 16 funds) in the Cohen & Steers Fund Complex during 2014. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2014

	CSR	CSS	CSI	CSU	CSIR	IRF	DVF	IGRS	CPX	RAP	MLO	CDF(1)	Total Paid to Directors by Cohen & Steers Fund Complex
Interested Directors

Robert H. Steers*, Director & Chairman	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Joseph M. Harvey*, Director	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Independent Directors

Michael Clark, Director	$37,767	$2,751	$9,958	$1,286	$18,507	$5,858	$1,728	$3,470	$17,739	$1,038	$177	$47	$147,500

C. Edward Ward, Jr., Director	$37,767	$2,751	$9,958	$1,286	$18,507	$5,858	$1,728	$3,470	$17,739	$1,038	$177	$47	$147,500

Bonnie Cohen, Director	$37,767	$2,751	$9,958	$1,286	$18,507	$5,858	$1,728	$3,407	$17,739	$1,038	$177	$47	$157,500

George Grossman, Director & Contract Review Committee Chairman	$42,888	$3,124	$11,309	$1,460	$21,017	$6,652	$1,962	$3,869	$20,144	$1,178	$201	$53	$167,500

Richard E. Kroon, Director & Lead Independent Director	$50,569	$$3,683	$13,334	$1,722	$24,781	$7,843	$2,314	$4,562	$23,752	$1,389	$237	$62	$197,500

Richard J. Norman, Director and Governance Committee Chairman	$42,888	$3,124	$11,309	$1,460	$21,017	$6,652	$1,962	$3,869	$20,144	$1,178	$201	$53	$167,500

Frank K. Ross, Director & Audit Committee Chairman	$44,168	$3,217	$11,646	$1,504	$21,644	$6,850	$2,012	$3,985	$20,745	$1,213	$207	$55	$172,500

Dean Junkans, Director(2)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Gerald J. Maginnis, Director(2)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Jane Magpiong, Director(2)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Lisa Phelan, Chief Compliance Officer	$66,312	$4,859	$17,826	$2,314	$32,620	$10,308	$3,018	$5,998	$31,428	$1,871	$344	$74	$287,500

(1) CDF commenced operations on May 1, 2014. Amounts shown are for the period from May 1, 2014 through December 31, 2014.

(2) Dean Junkans was appointed as Director on January 26, 2015. Gerald J. Maginnis and Jane Magpiong were appointed as Directors on October 1, 2015 and have not received any compensation as of the date of this proxy statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For each Fund’s last fiscal year, the respective Fund’s Audit Committee selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of such Fund. Their selection was ratified and approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Independent Directors. On March 17, 2015, the Audit Committee of each Fund (other than MLO) met and unanimously approved the appointment of PricewaterhouseCoopers LLP as each Fund’s registered public accounting firm (“auditor”) for the fiscal year ending (1) December 31, 2015 for all Funds other than DVF, MLO, and CDF, (2) February 28, 2016 for DVF and (3) April 30, 2016 for CDF. On December 9, 2014, the Audit Committee of MLO met and unanimously approved the appointment of PricewaterhouseCoopers LLP as MLO’s auditor for the fiscal year ending November 30, 2015.

Each Audit Committee meets at least twice a year with representatives of the Funds’ auditor to discuss the scope of the auditor’s engagement and to review the financial statements of the Fund and the results of their examination thereof. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees Paid to PricewaterhouseCoopers LLP

Aggregate fees billed to the Funds for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Funds	2014	2013	2014	2013	2014	2013	2014	2013
CSR	$ 50,800	$ 49,400	$0	$0	$ 6,380	$ 36,200	$0	$0
CSS	$ 49,800	$ 48,410	$0	$0	$ 6,380	$ 6,200	$0	$0
CSI	$ 49,800	$ 48,410	$0	$0	$ 6,380	$ 6,200	$0	$0
CSU	$ 46,200	$ 44,910	$0	$0	$ 15,100	$ 14,700	$0	$0
CSIR	$ 46,200	$ 44,910	$0	$0	$ 6,380	$ 6,200	$0	$0
IRF	$ 55,700	$ 54,080	$0	$0	$ 6,600	$ 6,400	$0	$0
DVF(1)	$ 41,400	$ 40,270	$0	$0	$ 6,380	$ 6,200	$0	$0
IGRS	$ 49,800	$ 48,410	$0	$0	$ 6,600	$ 6,400	$0	$0
CPX	$ 47,700	$ 46,350	$0	$0	$ 6,600	$ 6,400	$0	$0
RAP	$ 61,800	$ 60,000	$0	$0	$ 12,700	$ 12,400	$0	$0
MLO(2)	$ 52,700	$ 0	$0	$0	$ 14,700	$ 0	$0	$0
CDF(3)	$ 42,500	$ 0	$0	$0	$ 6,400	$ 0	$0	$0

(1) Fiscal years ended February 28, 2015 and February 28, 2014.

(2) MLO commenced operations on December 10, 2013.

(3) CDF commenced operations on May 1, 2014. Amount shown represent fiscal year ended April 30, 2015.

Tax fees were billed in connection with the preparation of tax returns, the calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds (collectively, with the Advisor, “Service Affiliates”), where the engagement relates directly to the operations and financial reporting of the Funds and which were pre-approved by the Audit Committees, were as follows:

	2014	2013
Audit Fees	$593,270	$485,150
Audit-Related Fees	$0	$0
Tax Fees	$100,420	$77,300
All Other Fees	$0	$0

The Audit Committees are required to pre-approve audit and non-audit services performed for the Funds by their auditor. The Audit Committees are also required to pre-approve non-audit services performed by the Funds’ auditor for any Service Affiliate if the engagement for services relates directly to the operations and financial reporting of a Fund.

The Audit Committees may delegate pre-approval authority to one or more of their members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committees at their next scheduled meeting. The Audit Committees may not delegate their responsibility to pre-approve services to be performed by the Funds’ principal accountant to the Advisor.

None of the services described above were approved by the Audit Committees pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Funds and for non-audit services rendered to Service Affiliates for the fiscal years ended (1) December 31, 2014 and December 31, 2013 for all Funds other than DVF, MLO and CDF, (2) fiscal years ended February 28, 2015 and February 28, 2014 for DVF, (3) fiscal year ended November 30, 2014 for MLO and (4) fiscal year ended April 30, 2015 for CDF were:

Fund	December 31, 2014	December 31, 2013
CSR	$6,380	$ 6,200

CSS	$6,380	$ 6,200

CSI	$6,380	$ 6,200

CSU	$15,100	$ 14,700

CSIR	$6,380	$ 6,200

IRF	$6,600	$ 6,400

DVF	$6,380	$ 6,200

IGRS	$6,600	$ 6,400

CPX	$6,600	$ 6,400
RAP	$12,700	$ 12,400
MLO(1)	$14,700	$ 0
CDF(2)	$6,400	$ 0
Service Affiliates	$15,000	$ 15,000
(1)	MLO commenced operations on December 10, 2013.
(2)	CDF commenced operations on May 1, 2014.

The Audit Committees considered whether the provision of non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

What is the required vote?

Stockholders of each Fund will vote on the election of each Nominee. For each Fund, each Nominee must be elected by the affirmative vote of a plurality of the votes cast per Fund at the Annual Meeting at which a quorum is present. Stockholders who vote “FOR” the Proposal will vote FOR each Nominee. Those stockholders who wish to withhold their vote on any specific Nominee(s) may do so when voting on the internet or via telephone or on the proxy.

What happens if stockholders do not approve the Nominees?

If stockholders of a Fund do not approve the Nominees, that Fund will continue to be managed under the current Directors and the Board will determine what action, if any, should be taken.

What does the Board recommend?

The Board has determined that election of the 12 Nominees as Directors of each Fund is in the best interests of each Fund and its stockholders. Accordingly, after consideration of the above factors and other information it considered relevant, the Board of each Fund, including all of the Independent Directors of each Fund, unanimously approved the nomination of each of the 12 Nominees. The Boards are unanimously recommending that the stockholders vote “FOR” the election of each of the Nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL ONE.

PROPOSAL TWO: ELIMINATION OF OR CHANGES TO CERTAIN FUNDAMENTAL

INVESTMENT RESTRICTIONS AND CONVERSION OF CERTAIN INVESTMENT

RESTRICTIONS FROM FUNDAMENTAL TO NON-FUNDAMENTAL

As described in the following Proposals 2.A through 2.C, the Board of CSR unanimously recommends that stockholders of CSR approve certain changes to its fundamental investment restrictions. Generally, the purpose of these proposed changes is to:

•	Increase CSR’s investment flexibility by removing what the Advisor believes to be outdated and/or unnecessarily restrictive policies in light of current regulatory requirements;
•	Enhance CSR’s competitiveness versus other mutual funds because, if approved, the proposals will permit CSR to engage in investment activities currently used by newer organized mutual funds; and
•	Reduce administrative and compliance burdens on CSR and the Advisor by simplifying these fundamental investment restrictions and bringing them more closely in line with those of other funds in the industry.

The Advisor does not anticipate any immediate change in the way CSR is managed as a result of changing its fundamental investment restrictions.

Background. Proposals 2.A through 2.C relate to current fundamental investment restrictions of CSR that, in the view of the Advisor and its Board, are either outdated or more restrictive than applicable law and current regulations require. The Advisor and the Board believe that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent CSR from taking advantage of attractive investment opportunities and/or responding to changing regulations or market developments in the future — at least without incurring the delays and costs that would be associated with seeking stockholder approval. Accordingly, although the Advisor does not anticipate any immediate change in the way in which CSR is managed, removing unnecessary fundamental investment restrictions would empower the Board to approve changes to these Funds’ investment policies in the future without the delay and expense of a stockholder vote. If stockholders vote now to approve the proposed changes to CSR’s fundamental investment restrictions, stockholders will not have the right to vote in the future prior to CSR engaging in an investment practice newly permitted by the Fund’s revised fundamental investment restrictions.

The proposed changes are intended to meet the requirements of applicable law and current regulation, in particular the 1940 Act and the rules and regulations thereunder, while providing CSR with increased flexibility to respond to changes in the regulatory and economic landscape. Moreover, the proposed standardization of the restrictions would simplify the process of monitoring compliance with such restrictions across the complex by having such restrictions, to the extent they cover common subject matter, be expressed in the same terms.

The discussion in Proposals 2.A through 2.C below highlights the differences between CSR’s current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction.

Why a Stockholder Vote is Required. The 1940 Act requires registered investment companies like the Funds to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions that are designated as non-fundamental may be changed with approval from the Boards, saving the time and expense associated with stockholder approval in the event a change is to be made. CSR’s Board unanimously recommends that CSR’s current fundamental investment restrictions be modified, that certain fundamental restrictions be converted to non-fundamental restrictions and that certain restrictions be eliminated altogether. The substance of, and additional reasons for, these changes are discussed below in each of Proposals 2.A through 2.C.

Stockholders of CSR may vote in favor of or against any of Proposals 2.A through 2.C.

THE BOARD OF CSR UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF CSR VOTE

“FOR” PROPOSALS 2.A, 2.B AND 2.C.

SECTION 2.A. TO APPROVE THE ELIMINATION OF CSR’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENT IN OTHER INVESTMENT COMPANIES

The Board of CSR unanimously recommends that stockholders of CSR approve the elimination of CSR’s fundamental investment restriction with respect to investments in other investment companies.

Benefits of Approving Proposal 2.A. As discussed in more detail in the Proposal below, the approval of Proposal 2.A. will provide the following benefits:

1)	The approval will increase CSR’s investment flexibility by removing unnecessarily restrictive policies. The 1940 Act does not require the current fundamental investment restriction and current federal securities laws allow mutual funds to invest in other investment companies, including money market funds, subject to certain limits.

2)	CSR would be permitted to invest any cash balances in a money market fund, thereby allowing CSR to gain income on such cash balances.

3)	The Advisor believes that it is general current industry practice for mutual funds to invest their cash balances in money market funds to earn income from their cash balances and CSR is at a competitive disadvantage by not being able to avail itself of these instruments.

Proposed Change. Under the 1940 Act, a Fund’s investment in investment companies generally cannot exceed (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the Fund’s total assets with respect to shares of any one investment company, and (iii) 10% of the Fund’s total assets with respect to shares of investment companies in the aggregate. The 1940 Act, however, does not require investment companies to maintain fundamental investment policies with respect to investing in securities of other investment companies and, in certain instances, other provisions of the 1940 Act, exemptive rules and relief may allow a mutual fund to invest in the securities of other investment companies in excess of those limitations. In particular, an SEC exemptive rule would permit a Fund to invest without limit in a money market fund, if this Proposal is approved by stockholders. The 1940 Act also permits a single fund to invest substantially all of its assets in another fund under certain circumstances. As a result, stockholder approval of this Proposal would enable CSR to invest a portion of its assets, in other investment companies to the extent consistent with its investment objective and policies. The primary reason that CSR is seeking stockholder approval of this Proposal is to permit it to invest any cash balances in a money market fund, thereby allowing CSR to gain income on such cash balances.

If a Fund invests in other investment companies, the Fund, and indirectly that Fund’s stockholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses, absent a waiver by the Advisor. The underlying funds may change their investment objectives or policies without the approval of a Fund. If an underlying fund were to change its investment objective or policies, a Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that a Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the underlying fund’s net asset value. In addition, a Fund’s Advisor or subadvisor may be subject to potential conflicts of interest in determining whether to invest in an underlying fund managed by the Advisor or subadvisor or an affiliate, or by an unaffiliated manager, and may have an economic or other incentive to select an underlying fund managed by it or its affiliate over another pool that may be more appropriate for the fund.

SECTIONS 2.B. TO CONVERT CSR’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO RESTRICTED OR ILLIQUID SECURITIES TO NON-FUNDAMENTAL

The Board of CSR unanimously recommends that stockholders of CSR approve the conversion of CSR’s fundamental investment restriction with respect to restricted or illiquid securities a non-fundamental investment restriction.

Benefits of Approving Proposal 2.B. As discussed in more detail in the Proposal below, the approval of Proposal 2.B. will provide the following benefits:

1)	While the Advisor does not anticipate any immediate change in the way CSR is managed, the approval will increase CSR’s investment flexibility by removing unnecessarily restrictive policies. The 1940 Act does not require the limitation with respect to investments in restricted or illiquid securities to be a fundamental policy of mutual funds.

2)	The approval will bring CSR in line with other Funds managed by the Advisor and with what the Advisor considers to be general current industry practice.

Proposed Change. Although the Advisor does not anticipate any immediate change in the way in which CSR is managed as a result of the conversion of this restriction to non-fundamental, consistent with the Board’s belief that it is not in CSR’s best interests to maintain unnecessary fundamental investment restrictions, the Board recommends that CSR’s fundamental investment restriction with respect to restricted or illiquid securities be converted to non-fundamental restrictions. The 1940 Act does not require the limitation with respect to investments in restricted or illiquid securities to be a fundamental policy of mutual funds. If approved, this change will enable the Board to change the above-referenced restrictions without the necessity of a stockholder vote. In addition, this change would bring CSR in line with other Funds managed by the Advisor and with what the Advisor considers to be general current industry practice.

CSR’s current fundamental investment restriction that is being proposed to be converted to non-fundamental is:

Proposal	Current Restriction
Proposal 2.B.	“the Fund may not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.”

SECTIONS 2.C. TO APPROVE THE MODIFICATION OF CSR’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LENDING TO PERMIT ENGAGING IN SECURITIES LENDING

The Board of CSR unanimously recommends that stockholders of CSR approve the modification of CSR’s fundamental investment restriction with respect to lending to permit engaging in securities lending.

Benefits of Approving Proposal 2.C. As discussed in more detail in the Proposal below, the approval of Proposal 2.C will provide the following benefits:

1)	While the Advisor does not anticipate any immediate change in the way CSR is managed, the approval will increase CSR’s investment flexibility by removing what the Advisor considers to be unnecessarily restrictive policies. The 1940 Act does not prevent mutual funds from engaging in securities lending.

2)	This change would bring CSR in line with other Funds managed by the Advisor and with what the Advisor considers to be general current industry practice.

3)	The standardization of this investment restriction across the Funds managed by the Advisor would simplify the process of monitoring compliance with such restriction across all the Funds managed by the Advisor.

Proposed Change. Although the Advisor does not anticipate any immediate change in the way in which CSR is managed as a result of the modification of this restriction, consistent with the Board’s belief that it is not in CSR’s best interests to maintain unnecessary fundamental investment restrictions, the Board recommends that CSR’s fundamental investment restriction with respect to lending be modified to permit engaging in securities lending. The 1940 Act does not require the limitation with respect to lending to be a fundamental policy of mutual funds. If approved, this change would bring CSR in line with other Funds managed by the Advisor and with what the Advisor considers to be general current industry practice.

CSR’s current fundamental investment restriction that is being proposed to be modified is:

Proposal	Current Restriction	Proposed Amended Restriction
Proposal 2.C.	“The Fund may not make loans except through the purchase of debt obligations in accordance with its investment objective and policies.”

“The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.”

PROPOSAL THREE: APPROVAL OF REVISED FUNDAMENTAL INVESTMENT RESTRICTION

FOR CSU WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

The Board of CSU unanimously recommends that stockholders of CSU approve the revision of CSU’s fundamental investment restriction which requires it to invest in the utility industry.

Benefits of Approving the Proposal. As discussed in more detail in the Proposal below, the revised investment restriction will provide the following benefits:

1)	The approval will align CSU’s concentration policy with the changes made to CSU’s name and investment objective in April 2008 to facilitate a change in CSU’s focus from utility securities to securities issued by global infrastructure companies.

2)	While the Advisor does not anticipate any immediate change in the way CSU is managed, the approval will provide the Advisor with increased flexibility to invest CSU’s assets in securities of infrastructure companies more broadly, including securities of infrastructure companies outside of the utility industry.

Proposed Change. The chart below illustrates CSU’s current investment restriction and CSU’s proposed amended investment restriction:

Proposal	Current Restriction	Proposed Amended Restriction
Proposal 3	“The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the utilities industry and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.”	“The Fund may not invest more than 25% of its assets in securities of issuers in any one industry, except for securities in infrastructure companies.”

While the Advisor expects CSU to continue to invest in the utility industry, the amended restriction will provide the Advisor with increased flexibility to invest CSU’s assets in securities of infrastructure companies more broadly, including securities of infrastructure companies outside of the utility industry. The amended restriction is intended to more closely align the concentration policy of CSU with the changes to CSU’s name and investment objective, made in April of 2008, which expanded CSU’s investment objective to facilitate a change in CSU’s focus from utility securities to securities issued by global infrastructure companies and changed CSU’s name from Cohen & Steers Utility Fund, Inc. to Cohen & Steers Global Infrastructure Fund, Inc.

Background. Proposal 3 relates to a current fundamental investment restriction of CSU that, in the view of the Advisor and the Board, is outdated. The Advisor and the Board believe that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent CSU from taking advantage of attractive investment opportunities and/or responding to changing regulations or market developments in the future — at least without incurring the delays and costs that would be associated with seeking stockholder approval.

Currently, CSU has a fundamental investment restriction requiring it to invest at least 25% of its assets in securities of issuers in the utilities industry. Prior to April 1, 2008, CSU’s name was Cohen & Steers Utility Fund, Inc. On April 1, 2008, CSU’s name change became effective and CSU’s investment objective was expanded to facilitate a change in CSU’s focus from utility securities to securities issued by global infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, and telecommunications companies. Due to the expansion of CSU’s investment objective, the Advisor believes maintaining a restriction requiring it to invest at least 25% of its assets in the utilities industry is outdated and unnecessarily burdensome.

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries unless it does so pursuant to a fundamental policy that can only be changed with stockholder approval. In addition, an investment company must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its assets in securities of issuers in that industry.

For purposes of applying the terms of its revised fundamental investment policy, the Advisor will, on behalf of CSU, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which CSU invests. The definition of what constitutes a particular industry is an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. The Advisor will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate.

As discussed above, the Advisor does not intend to modify CSU’s investment strategy or make any immediate change in the way CSU is managed as a result of the proposed change to CSU’s fundamental investment restriction.

THE BOARD OF CSU UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF CSU VOTE “FOR”

PROPOSAL THREE.

PROPOSAL FOUR: APPROVAL OF CHANGE IN CERTAIN FUNDS’ DIVERSIFICATION

CLASSIFICATION

The Boards of IRF, CSS and IRGS each unanimously recommend that stockholders of their respective Funds approve the revision of a change in such Fund’s diversification classification.

Benefits of Approving the Proposal. As discussed in more detail in the Proposal below, approval of Proposal 4 will provide the following benefits:

1)	The approval will provide the Advisor greater flexibility in managing each such Fund’s investments in the pursuit of its investment objective of total return.

2)	The approval will provide flexibility to allow each Fund to increase its concentration in investments that the Advisor believes to be the most attractive. Should each Fund remain a diversified fund, it will limit the ability of the Advisor to capitalize on what it thinks are favorable investments.

3)	When these Funds were launched, they were classified and managed as non-diversified funds and were able to invest with the increased flexibility of a non-diversified fund.

4)	Currently, the Advisor is at a competitive disadvantage in executing CSR’s investment strategy to increase the Fund’s concentration in investments that the Advisor believes to be the most attractive.

Background. The 1940 Act requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund. If a fund is diversified, it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in securities of that issuer, or the fund would own more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

IRF, CSS and IGRS (the “Reclassification Funds”) are each currently classified as a diversified fund under the 1940 Act. Section 13(a)(1) of the 1940 Act provides that stockholder approval is required for a fund to change its classification from a diversified fund to a non-diversified fund. The Advisor has recommended to the Boards of the Reclassification Funds that the Reclassification Funds be re-classified as non-diversified funds, which will provide the Advisor greater flexibility in managing each such Fund’s investments in the pursuit of its investment objective of total return. In addition to providing greater flexibility, if the Proposal is adopted, each Fund will be able to increase its concentration in investments that the Advisor believes to be the most attractive. Should each Fund remain a diversified fund, it will limit the ability of the Advisor to capitalize on what it thinks are favorable investments. When the Reclassification Funds were launched, they were classified and managed as non-diversified under the 1940 Act until the Reclassification Funds’ status automatically converted from non-diversified to diversified because the Reclassification Funds were operated as diversified funds for a period of three years. For the foregoing reasons, the Board of each Reclassification Fund believes that the reclassification to a non-diversified fund is in the best interests of the stockholders of such Reclassification Fund.

In determining to recommend the proposed change to a Reclassification Fund’s classification status, the Board of Directors of such Fund considered the possible risks to the Fund from becoming non-diversified. A non-diversified Fund may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. The Board of each Reclassification Fund believes that affording the Fund the ability to focus its investments in a limited number of issuers outweighs any risks associated with this investment policy.

THE BOARDS OF CSS, IRF AND IGRS EACH UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS

OF THEIR RESPECTIVE FUND VOTE “FOR” PROPOSAL FOUR.

CERTAIN INFORMATION REGARDING THE INVESTMENT ADVISOR AND OTHER SERVICE

PROVIDERS

The Funds have retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as their investment advisor and administrator under investment management agreements and administration agreements dated as follows:

Fund	Date of Investment Advisory Agreement	Date of Administration Agreement
CSR	June 23, 1991	March 18, 2009
CSS	March 12, 1997	March 18, 2009
CSI	August 14, 1997	March 18, 2009
CSU	March 19, 2004	March 18, 2009
CSIR	One agreement appointing both advisor and administrator dated January 11, 2000
IRF	February 18, 2005	March 18, 2009
DVF	July 18, 2005	March 18, 2009
IGRS	June 16, 2016	June 19, 2006
CPX	April 30, 2010	April 30, 2010
RAP	January 17, 2012	January 17, 2012
MLO	December 17, 2013	December 17, 2013
CDF	April 9, 2014	April 9, 2014

Martin Cohen and Robert H. Steers are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor’s parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017.

State Street Bank and Trust Company, with offices at One Lincoln Street, Boston, Massachusetts 02111, serves as co-administrator for all of the Funds other than MLO.

U.S. Bancorp Fund Services, LLC, with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as co-administrator for MLO.

Cohen & Steers Securities, LLC, with offices at 280 Park Avenue, New York, New York 10017, serves as the Funds’ Distributor.

OFFICERS OF THE FUNDS

The principal officers of the Funds and their principal occupations during at least the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is 280 Park Avenue, New York, New York 10017.

ALL FUNDS

Robert H. Steers, Chairman of the Boards (see Proposal One, “Election of Directors,” at page 20 for biographical information).

Joseph M. Harvey, Director and Vice President (see Proposal One, “Election of Directors,” at page 20 for biographical information).

Adam M. Derechin, President and Chief Executive Officer, age 51, joined the Advisor in 1993. He has been the Chief Operating Officer of the Advisor since 2003.

Francis C. Poli, Secretary, age 53, joined the Advisor in 2007 as Executive Vice President, Secretary and General Counsel.

James Giallanza, Treasurer and Chief Financial Officer, age 49, joined the Advisor in 2006. He has been Executive Vice President since January 2014 and prior to that was a Senior Vice President.

Lisa Phelan, Chief Compliance Officer, age 47, joined the Advisor in 2006 as a Vice President and has been Executive Vice President since 2015. Prior thereto, she was Senior Vice President since 2008. She has been the Chief Compliance Officer of the Advisor, the Funds, Cohen & Steers Asia Limited and Cohen & Steers Securities, LLC since 2007, 2006, 2005 and 2004, respectively.

Tina M. Payne, Assistant Secretary, age 41, joined the Advisor in 2007. She has been a Senior Vice President and Associate General Counsel of the Advisor since 2010.

Neil Bloom, Assistant Treasurer, age 44, joined the Advisor in 2008 as Vice President.

Heather Kaden, Deputy Chief Compliance Officer, age 40, joined the Advisor in 2007 as a Senior Compliance Associate and has been Senior Vice President since 2015. Prior thereto, she was Vice President of the Advisor since 2010 and has been Compliance Officer of Cohen & Steers UK, Limited since 2013.

CSR, CSIR, CSS, IRF, IGRS and RAP

Jon Cheigh, Vice President, age 42, joined the Advisor in 2005 and has been Executive Vice President since 2012. Prior to that he was a Senior Vice President of the Advisor.

CSR, CSIR and CSI

Thomas N. Bohjalian, Vice President, age 50, joined the Advisor in 2002 and has been Executive Vice President since 2012. Prior to that he was a Senior Vice President of the Advisor.

CPX and RAP

William F. Scapell, Vice President, age 48, joined the Advisor in 2003 and has been an Executive Vice President since January 2014. Prior to that he was a Senior Vice President of the Advisor.

CSI and RAP

Yigal D. Jhirad, Vice President, age 51, joined the Advisor in 2007 as a Senior Vice President.

DVF

Richard E. Helm, Vice President, age 56, joined the Advisor in 2005 as a Senior Vice President.

MLO and CSU

Robert Becker, Vice President, age 46, joined the Advisor in 2003 as a Senior Vice President.

MLO

Benjamin Morton, Vice President, age 40, joined the Advisor in 2003 as a Senior Vice President.

RAP

Vince Childers, Vice President, age 39, joined the Advisor in 2013 as a Senior Vice President. Prior to joining the Advisor, he was a portfolio manager for real asset strategies at AllianceBernstein.

Jason Yablon, Vice President, age 36, joined the Advisor in 2004 and has been Senior Vice President since 2013. Prior to that he was a Vice President of the Advisor.

RAP and CDF

Ben Ross, Vice President, age 43, joined the Advisor in 2013 as a Senior Vice President. Prior to joining the Advisor, he was a co-portfolio manager at GE Asset Management and a manager of the GE Active Commodities strategy.

Nick Koutsoftas, Vice President, age 41, joined the Advisor in 2013 as a Senior Vice President. Prior to joining the Advisor, he was a senior vice president at GE Asset Management and a co-portfolio manager of the GE Active Commodities strategy.

ANNUAL MEETINGS OF STOCKHOLDERS

The Funds do not intend to hold annual meetings of stockholders for the election of Board members and other business unless and until such time as required by the 1940 Act, at which time the Board will call a stockholder meeting for the election of Board members. Under certain circumstances, however, stockholders have the right to call a meeting of stockholders of their Fund and such meetings will be called by the secretary of such Fund when requested by the holders of record of 25% or more (10% or more for the purpose of voting to remove a director) of the outstanding shares of such Fund. However, the secretary shall not be required to call a meeting to consider any matter which is substantially the same as a matter acted upon at a special meeting of stockholders held within the preceding twelve months unless requested to do so by the holders of shares entitled to cast not less than a majority of all votes entitled to be cast at such meeting. To the extent required by law, such Fund will assist in stockholder communications in such matters.

Stockholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of stockholders must send their written proposals to that Fund a reasonable time before the solicitation relating to such meeting is to be made. Stockholder proposals to be presented at any subsequent meeting, other than those that will be included in the proxy materials relating to that meeting, must be received by the Fund a reasonable time before the Fund sends its proxy materials relating to that meeting. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any stockholder proposal presented at any subsequent meeting of stockholders if written notice of such proposal has not been received by that Fund a reasonable period of time before the solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary or Assistant Secretary of the Fund, 280 Park Avenue, New York, NY 10017.

STOCKHOLDER COMMUNICATIONS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

Voting Results

Each Fund will advise its stockholders of the voting results of the matters voted upon at the Meeting in its next Semi-Annual Report to Stockholders.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those mentioned in this Combined Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the discretion of the person or persons voting the proxies.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more stockholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to who to request a separate copy of such documents or how to request a single copy if multiple copies of such documents are received, stockholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

By order of the Boards of Directors,

FRANCIS C. POLI
Secretary

October [14], 2015

New York, New York

Appendix A

APPENDIX A: BENEFICIAL OWNERSHIP OF MORE THAN 5% OF ANY CLASS OF A FUND

As of August 31, 2015, the following principal holders owned 5% or more of a Class of shares of each Fund:

Real Assets Fund Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	A C I	7.64% 17.01% 24.07%

UBS WM USA OMNI ACCOUNT M/F ATTN Department Manager 1000 Harbor BLVD Fl 5 Wehawken, NJ 07086-6761	A C I	20.69% 14.20% 12.63%

Merrill Lynch For Exclusive Benefit of Our Customers 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	A C I	13.00% 59.51% 10.20%

Cohen & Steers Capital Management Inc Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	I	9.40%

Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94101-4151	I Z	19.21% 15.45%

HANCO Trust Ops—2600 Citiplace Drive Suite 2000 Baton Rouge, LA 70808	I	16.08%

Raymond James Trust FBO Hackler GST Tax Exempt Trust FBO George Hackler PO BOX 14407 St Petersburg, FL 33733-4407	R	5.34%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	A	40.44%

PIMS/Prudential Retirement	R	88.01%
As Nominee For The TTEE/CUST PL 763 Archer & Greiner One Centennial Sq Haddonfield, NJ 08033-2454	Z	52.66%

Dividend Value Fund

Charles Schwab & Co., Inc	A	15.89%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	20.16%

Cohen & Steers Capital Management Inc	R	100.00%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	Z	100.00%

First Clearing LLC	A	6.99%
For Exclusive Benefit of Our Customer 2801 Market Street St. Louis, MO 63103	C	6.24%

LOCKHEED MARTIN CORP	I	8.60%
Statestreet Bank & Trust TTEE 2 Avenue DeLaFayette; STE 3 Boston, MA 02111-1748

Merrill Lynch	A	24.09%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C	59.75%

Morgan Stanley Smith Barney	A	7.38%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C	10.08%

UBATCO & CO FBO Aces Trust Fund	I	56.08%
6811 S. 27th Street Lincoln, NE 68512-4823

UBS WM USA	A	7.19%
Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. Fl 5 Weehawken, NJ 07086-6761	C	13.74%

Global Infrastructure Fund

Pershing LLC 1	A	11.07%
1 Pershing Plaza Jersey City, NJ 07399-0002

Charles Schwab & Co., Inc	A	6.19%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	24.62%

Merrill Lynch	A	17.87%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	31.13% 14.17%

UBS WM USA	C	9.41%
Omni Account Attn: Department Manager 100 Harbor Blvd., Fl 5 Weehawken, NJ 07086-6761

First Clearing LLC	A	8.89%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	C	8.40%

Morgan Stanley Smith Barney	A	11.07%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I	34.31% 14.17%

NFS LLC FEBO	I	9.84%
Busey Trust Company 100 W. University Avenue Champaign, IL 61820-8801

NFS LLC FEBO	Z	57.47%
FIIOC As Agent For Qualified Employee Benefit Plans 100 Magellan Way #KW1C Covington, KY 41015-1987

Cohen & Steers Capital Management Inc	R	100.00%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	Z	42.53%

Global Realty Shares

Charles Schwab & Co., Inc	A	24.73%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	16.25%

Merrill Lynch	A	14.89%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	31.22% 25.69%

Pershing LLC	C	7.55%
1 Pershing Plaza Jersey City, NJ 07399-0002

Morgan Stanley Smith Barney	A	15.07%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I	30.31% 24.50%

First Clearing LLC	A	8.24%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	C I	7.52% 12.40%

UBS WM USA	C	12.70%
Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	I	10.58%

Cohen & Steers Capital Management Inc	R	100.00%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	Z	100.00%

Institutional Global Realty Shares

Charles Schwab & Co., Inc	N/A	37.26%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151

UBS WM USA	N/A	6.81%
Omni Account W/F Attn: Department Manager 1000 Harbor Blvd. Fl 5 Weehawken, NJ 07086-6761

NFS LLC FEBO	N/A	5.02%
The Northern Trust Company PO Box 92956 Chicago, IL 60675-0001

Institutional Realty Shares

NFS LLC FEBO FIIOC as agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	N/A	11.87%

Charles Schwab & Co., Inc	N/A	44.78%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151

International Realty Fund

Merrill Lynch	A	11.95%
For Exclusive Benefit of Our Customers	C	30.39%
4800 Deer Lake Drive East, 2nd Floor	I	14.44%
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc	A	20.83%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	59.42%
	A	6.79%
Pershing LLC
1 Pershing Plaza Jersey City, NJ 07399-0002
	A	12.03%
Morgan Stanley Smith Barney	C	28.37%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311

UBS WM USA	A	8.22%
Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	C	12.14%

First Clearing LLC	A	5.64%
For Exclusive Benefit of our Customers 2801 Market Street St. Louis, MO 63103	C	9.45%

Preferred Securities and Income Fund

Merrill Lynch	A	15.74%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	42.51% 22.58%

Charles Schwab & Co., Inc	A	24.69%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	7.52%

First Clearing LLC	A	7.67%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	C I	14.16% 7.52%

UBS WM USA	C	10.62%
Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	I	5.54%

Morgan Stanley Smith Barney	A	6.06%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I	17.35% 10.30%

Cohen & Steers Capital Management Inc	R	5.26%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	Z	100.00%

NFS LLC FEBO	R	7.34%
FBO Judy Lewis 15 Martinique Myrtle Beach, SC 29572

NFS LLC FEBO	R	5.23%
Donald Joy and Joan Dennis Joy 215 Candlewood Dr Conway, SC 29526

NFS LLC FEBO	R	6.08%
FBO Sandra J Elliot 9432 Chicory LN Murrells Inlet, SC 29576

NFS LLC FEBO	R	7.35%
FBO Thomas R Goude 345 Sumter Hwy Kingstree, SC 29556

Real Estate Securities Fund

Pershing LLC	A	7.81%
1 Pershing Plaza Jersey City, NJ 07399-0002	I	19.20%

Merrill Lynch	A	12.22%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	38.78% 12.22%

Morgan Stanley Smith Barney	A	8.43%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I	18.49% 10.96%

First Clearing LLC	A	6.16%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	C I	10.01% 6.77%

UBS WM USA	A	5.08%
Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	C I	8.60% 10.85%

Charles Schwab & Co., Inc	A	10.61%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	19.92%

Stifel Nicolaus & Co., Inc. . .	R	8.19%
MD FACS Inc 401K Plan 501 North Broadway St. Louis, MO 63102-2137

Stifel Nicolaus & Co., Inc	R	40.78%
Ophthalmic Physicians of Monmouth, PA Pension Plan & Trust 501 North Broadway St. Louis, MO 63102-2137

NFS LLC FEBO	R	15.69%
The Sharyl M Bloom Trust 25003 Hazelmere Rd Beachwood, OH 44122-3240

NFS LLC FEBO	R	21.31%
Eleanore Bennett Trust 5150 Hecker Dr. Brecksville, OH 44141-4016

Cohen & Steers Capital Management Inc	R	6.87%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	Z	100.00%

Realty Shares

First Clearing LLC	N/A	9.12%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103

Morgan Stanley Smith Barney	N/A	5.17%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311

Charles Schwab & Co., Inc	N/A	36.29%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151

NFS LLC FEBO	N/A	6.51%
FIIOC as agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987

MLP & Energy Opportunity Fund

Charles Schwab & Co., Inc	A	32.66%
Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	C I	21.19% 5.07%

Cohen & Steers Capital Management Inc	I	28.23%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	R	100.00%

Merrill Lynch	C	14.83%
For Exclusive Benefit of Our Customers 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	I	16.44%

Morgan Stanley Smith Barney	A	18.78%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I	16.13% 24.01%

NFS LLC FEBO	Z	16.76%
FMTC TTEE FBO Arvid Lade 6620 E 117th Bixby, OK 74008

NFS LLC FEBO	Z	5.33%
FMTC Custodian – ROTH IRA FBO Russel E Bauer PO Box 1725 Alvin, TX 77511

Pershing LLC	C	7.04%
1 Pershing Plaza Jersey City, NJ 07399-0002

TD Ameritrade, Inc	Z	11.41%
For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226

UBS WM USA	A	20.68%
Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	C I	23.88% 17.22%

Active Commodities Strategy Fund

Cohen & Steers Capital Management Inc	C	65.67%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	I R Z	96.24% 100.00% 56.69%

NFS LLC FEBO	C	34.33%
FMTC Custodian – ROTH IRA FBO John L. Jackson 9615 Potter Peoria, AZ 85382-5157

NFS LLC FEBO	Z	40.38%
FMTC TTEE BSBC Association FBO Madhavi Vemula 3101 Bennett Place Aurora, IL 60502-7067

Pershing LLC	A	8.70%
1 Pershing Plaza Jersey City, NJ 07399

Charles Schwab & Co Inc	A	44.76%
Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94101-4151

Appendix B

APPENDIX B: SHARES ISSUED AND OUTSTANDING (BY FUND)

The following table sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date:

Fund	Share Class (if applicable)	Shares Outstanding
CSR	N/A	79,830,645.477
CSS	1) Class A 2) Class C 3) Class I 4) Class R 5) Class Z	1,183,723.024 1,549,410.633 6,069,237.542 438.746 211.149
CSI	1) Class A 2) Class C 3) Class I 4) Class R 5) Class Z	23,675,811.698 24,160,769.950 41,561,918.268 16,559.150 663.938
CSU	1) Class A 2) Class C 3) Class I 4) Class R 5) Class Z	2,700,577.106 1,416,632.302 9,818,505.929 542.299 1,310.108
CSIR	N/A	61,070,377.096
IRF	1) Class A 2) Class C 3) Class I	7,922,418.222 6,591,754.462 55,822,708.285
DVF	1) Class A 2) Class C 3) Class I 4) Class R 5) Class Z	1,327,723.169 2,079,059.339 12,014,930.660 603.500 603.500
IGRS	N/A	20,850,573.032
CPX	1) Class A 2) Class C 3) Class I 4) Class R 5) Class Z	48,092,815.132 46,913,587.579 202,808,568.339 13,738.917 738.007
RAP	1) Class A 2) Class C 3) Class I 4) Class R 5) Class Z	1,984,068.079 1,384,463.046 15,066,515.646 131,693.021 357,028.153
MLO	1) Class A 2) Class C 3) Class I 4) Class R 5) Class Z	1,471,754.070 1,081,533.265 6,126,214.376 805.802 49,945.442
CDF	1) Class A 2) Class C 3) Class I 4) Class R 5) Class Z	79,686.143 1,522.661 1,035,912.161 1,150.748 1,763.831

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

COHEN & STEERS REAL ASSETS FUND, INC.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Josh Troper and Neil Bloom (or, if only one shall act, then that one) proxies with the power of substitution to vote all the stock of the Cohen & Steers Funds referenced on the reverse side of this card, registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, New York 10017 on December 17, 2015 at 10:00 a.m., and at any adjournments or postponements thereof and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE IN REGARDS TO THE PROPOSALS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To authorize your proxy by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To authorize your proxy by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M96599-P69931	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Vote On Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.    To consider and vote upon the election of 12 Directors for each Fund, each Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Nominees:

	☐	☐	☐

[TBD]

		For	Against	Abstain

2a.	To consider and vote upon a proposal to approve the elimination of CSR’s fundamental investment restriction with respect to investment in other investment companies.	☐	☐	☐

2b.	To consider and vote upon a proposal to convert CSR’s fundamental investment restriction with respect to restricted or illiquid securities to non-fundamental.	☐	☐	☐

2c.	To consider and vote upon a proposal to modify CSR’s fundamental investment restriction with respect to lending to allow the Fund to engage in securities lending.	☐	☐	☐

3.	To consider and vote upon a proposal to revise CSU’s fundamental investment restriction relating to industry concentration.	☐	☐	☐

4.	To consider and vote upon a proposal to approve a change of classification of certain of the Funds to “Non-Diversified” funds, as such term is defined in the Investment Company Act of 1940, as amended.	☐	☐	☐
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE IN REGARDS TO THE PROPOSALS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
Note: Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date